EXHIBIT 32.1

Certifications Under Section 906 of the Sarbanes-Oxley Act of 2002

Michael H. Owens and Richard M. Gomberg hereby certify to the best of their knowledge that:

1.     They are the Chief Executive Officer and Chief Financial Officer, respectively, of iVOW, Inc.

2.     The Form 10-KSB of iVOW Inc., as amended, that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3.     The information contained in the Form 10-KSB of iVOW Inc, as amended, that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of iVOW, Inc.

Date: May 1, 2006

/s/ Michael H. Owens
Michael H. Owens

/s/ Richard M. Gomberg
Richard M. Gomberg

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to iVOW, Inc. and will be retained by iVOW, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.